Exhibit 99.1

Contact:

Dan Madden

VP Finance & Investor Relations

+1-408-428-7929

dmadden@symmetricom.com

Symmetricom Reports Second Quarter

Fiscal Year 2012 Financial Results

Solid Quarter-over-Quarter Revenue Momentum

•	Net revenue of $58.3 million in fiscal Q2’12

•	Non-GAAP net income of $4.2 million, or $0.10 per share

•	GAAP net income of $2.4 million, or $0.06 per share

•	Free Cash Flow of $5.5 million

SAN JOSE, Calif. — January 25, 2012 — Symmetricom, Inc. (NASDAQ:SYMM), a worldwide leader in precision time and frequency technologies, today reported financial results for its second quarter of fiscal year 2012 ended January 1, 2012.

Net revenue for the second quarter of fiscal 2012 was $58.3 million, up $1.9 million, or 3.4%, compared to the first quarter of fiscal 2012, driven by higher shipments of PackeTimeTM products and continued solid performance overall in our Government and Enterprise business. Symmetricom reported net income of $2.4 million, or $0.06 per share, for the second quarter of fiscal 2012, compared to net income of $2.7 million, or $0.06 per share, in the first quarter of fiscal 2012.

Non-GAAP net income for the second quarter of fiscal 2012 was $4.2 million, or $0.10 per share, compared to $4.1 million, or $0.10 per share, reported for the first quarter of fiscal 2012.

Cash, cash equivalents and short-term investments totaled $58.1 million as of January 1, 2012, an increase of $1.1 million from the $57.0 million reported as of October 2, 2011, reflecting strong cash inflows from operations, offset by approximately $4.0 million in stock repurchases during the second quarter of fiscal 2012. Net cash generated from operating activities in the second quarter was $6.4 million, due in part to a decrease in inventories. After subtracting approximately $0.9 million of property, plant and equipment purchases, free cash flow was approximately $5.5 million.

“Symmetricom delivered solid performance in the second quarter, with revenue at the high end of our expectations. We see continued momentum in both our Communications and Government and Enterprise businesses, with strong customer demand for our solutions,” said Dave Côté, president and chief executive officer of Symmetricom. “As we execute on our growth initiatives, our revenue streams will become even more diversified by product, customer, and geography. We remain focused on delivering profitable growth and creating long-term value for our shareholders.”

Symmetricom Reports Second Quarter 2012 Financial Results

January 25, 2012

Business Results

Revenue in the Communications Business in the second quarter of fiscal 2012 was $33.3 million, compared to $33.6 million reported in the first quarter of fiscal 2012, and $20.4 million reported in the second quarter of fiscal 2011. Revenue in the Government and Enterprise Business in the second quarter of fiscal 2012 was $25.0 million, compared to $22.8 million reported in the first quarter of fiscal 2012, and $21.5 million reported in the second quarter of fiscal 2011.

Third Quarter 2012 Guidance

Symmetricom’s guidance for the third quarter of fiscal 2012 is as follows:

•	Net revenue is expected to be in the range of $56 million to $62 million

•	GAAP earnings per share is expected to be in the range of $0.04 to $0.10

•	Non-GAAP earnings per share is expected to be in the range of $0.07 to $0.12

A reconciliation of GAAP and non-GAAP guidance is provided at the end of this press release.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, at 1:30 p.m. Pacific Time. Investors are invited to join the conference call by dialing +1-312-470-7232 and referencing “Symmetricom.” A live webcast will also be available on the investor relations section of the company’s website at www.symmetricom.com. An audio replay will be available for one week and can be accessed by dialing +1-203-369-3219.

About Symmetricom, Inc.

Symmetricom (NASDAQ:SYMM), a world leader in precise time solutions, sets the world’s standard for time. The company generates, distributes and applies precise time for the communications, aerospace/defense, IT infrastructure and metrology industries. Symmetricom’s customers, from communications service providers and network equipment manufacturers to governments and their suppliers worldwide, are able to build more reliable networks and systems by using the company’s advanced timing technologies, atomic clocks, services and solutions. All products support today’s precise timing standards, including GPS-based timing, IEEE 1588 (PTP), Network Time Protocol (NTP), Synchronous Ethernet and DOCSIS® timing. Symmetricom is based in San Jose, California, with offices worldwide. For more information, visit: http://www.symmetricom.com.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, amortization of intangible assets, restructuring charges, and manufacturing transition costs that the company does not consider indicative of its ongoing performance. The income tax effect after these non-GAAP adjustments is determined based upon Symmetricom’s estimate of its annual non-GAAP effective tax rate excluding these non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing, in conjunction with GAAP results, underlying trends in operating performance. Management uses such non-GAAP information to evaluate

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Symmetricom Reports Second Quarter 2012 Financial Results

January 25, 2012

financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Free cash flow is defined as net cash provided by or used in operating activities minus purchases of property, plant and equipment. Symmetricom believes this metric provides useful information to its investors, analysts, and management about the level of cash generated by or used in normal business operations, including the use of cash for the purchase of property, plant and equipment. Management also views it as a measure of cash available to pay debt and return cash to stockholders. Free cash flow is not a GAAP financial measure and should not be considered superior to or a substitute for operating cash flow or other cash flow data prepared in accordance with GAAP.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning third quarter fiscal 2012 guidance and future performance, expectations regarding diversification of our revenue streams, customer demand, our strategic initiatives and focus on profitable growth as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom expressly disclaims any obligation to update or revise any forward-looking statement contained herein, whether as a result of a change in its expectations, a change in any events, conditions or circumstances on which a forward-looking statement is based, or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: but are not limited to, risks relating to general economic conditions in the markets we address and the telecommunications market in general, risks related to the development of our new products and services, reliance on our contract manufacturer for the manufacturing previously carried out at our Puerto Rico facility and by other third party vendors, the effects of increasing competition and competitive pricing pressure, uncertainties associated with changing intellectual property laws, developments in and expenses related to litigation, the inability to obtain sufficient amounts of key components, the rescheduling or cancellation of key customer orders, the loss of a key customer, the effects of new and emerging technologies, the risk that excess inventory may result in write-offs, price erosion and decreased demand, fluctuations in the rate of exchange of foreign currency, changes in our effective tax rate, market acceptance of our new products and services, technological advancements, undetected errors or defects in our products, the risks associated with our international sales, potential short-term investment losses and other risks due to credit market dislocation, geopolitical risks and risk of terrorist activities, the risks associated with attempting to integrate other companies and businesses we acquire, and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended July 3, 2011 and subsequent Form 8-K’s.

SYMM-F

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Symmetricom Reports Second Quarter 2012 Financial Results

January 25, 2012

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Six months ended
	January 1, 2012	October 2, 2011	December 26, 2010	January 1, 2012	December 26, 2010
Net revenue	$58,294	$56,378	$41,844	$114,672	$96,223
Cost of sales:
Cost of products and services	32,225	29,830	23,222	62,055	49,828
Amortization of intangible assets	185	186	267	371	554
Restructuring charges	674	417	3,910	1,091	7,657

Total cost of sales	33,084	30,433	27,399	63,517	58,039

Gross profit	25,210	25,945	14,445	51,155	38,184
Gross margin	43.2%	46.0%	34.5%	44.6%	39.7%
Operating expenses:
Research and development	6,548	6,898	6,738	13,446	13,344
Selling, general and administrative	14,864	14,810	13,596	29,674	26,395
Amortization of intangible assets	52	52	61	104	123
Restructuring charges	103	96	38	199	(843)

Total operating expenses	21,567	21,856	20,433	43,423	39,019

Operating income (loss)	3,643	4,089	(5,988)	7,732	(835)
Interest income, net of amortization (accretion) of premium (discount) on investments	(296)	66	331	(230)	223
Interest expense	—	—	—	—	(55)

Income (loss) from continuing operations before taxes	3,347	4,155	(5,657)	7,502	(667)
Income tax provision (benefit)	902	1,406	(2,181)	2,308	(285)

Income (loss) from continuing operations	2,445	2,749	(3,476)	5,194	(382)
Income (loss) from discontinued operations, net of tax	—	—	(49)	—	78

Net income (loss)	$2,445	$2,749	$(3,525)	$5,194	$(304)

Earnings (loss) per share - basic:
Income (loss) from continuing operations	$0.06	$0.06	$(0.08)	$0.12	$(0.01)
Income (loss) from discontinued operations	—	—	—	—	—

Net income (loss)	$0.06	$0.06	$(0.08)	$0.12	$(0.01)

Weighted average shares outstanding - basic	42,292	42,687	43,272	42,490	43,351

Earnings (loss) per share - diluted:
Income (loss) from continuing operations	$0.06	$0.06	$(0.08)	$0.12	$(0.01)
Income (loss) from discontinued operations	—	—	—	—	—

Net income (loss)	$0.06	$0.06	$(0.08)	$0.12	$(0.01)

Weighted average shares outstanding - diluted	42,762	43,294	43,272	42,989	43,351

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Symmetricom Reports Second Quarter 2012 Financial Results

January 25, 2012

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	January 1, 2012	July 3, 2011
ASSETS
Current assets:
Cash and cash equivalents	$22,794	$20,318
Short-term investments	35,352	43,340
Accounts receivable, net	36,539	40,511
Inventories	62,469	62,622
Prepaids and other current assets	17,861	14,004

Total current assets	175,015	180,795
Property, plant and equipment, net	22,715	23,255
Intangible assets, net	1,954	2,429
Deferred taxes and other assets	27,418	29,361

Total assets	$227,102	$235,840

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,568	$16,113
Accrued compensation	12,932	13,743
Accrued warranty	1,835	1,601
Other accrued liabilities	11,120	14,683

Total current liabilities	34,455	46,140
Long-term obligations	5,588	5,212
Deferred income taxes	334	334

Total liabilities	40,377	51,686
Stockholders’ equity:
Common stock	198,646	201,002
Accumulated other comprehensive income (loss)	(296)	(29)
Accumulated deficit	(11,625)	(16,819)

Total stockholders’ equity	186,725	184,154

Total liabilities and stockholders’ equity	$227,102	$235,840

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Symmetricom Reports Second Quarter 2012 Financial Results

January 25, 2012

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Six months ended
	January 1, 2012	October 2, 2011	December 26, 2010	January 1, 2012	December 26, 2010
Reconciliation from GAAP to Non-GAAP
GAAP Net income (loss)	$2,445	$2,749	$(3,525)	$5,194	$(304)
Non-GAAP adjustments:
Equity-based compensation expense:
Cost of products and services	215	$119	230	334	253
Research and development	295	289	184	584	322
Selling, general and administrative	1,170	755	704	1,925	995

Total equity-based compensation expense	1,680	1,163	1,118	2,843	1,570
Amortization of intangible assets:
Cost of products and services	185	186	267	371	554
Operating expenses	52	52	61	104	123

Total amortization of intangible assets	237	238	328	475	677
Restructuring charges	777	513	3,948	1,290	6,814
Manufacturing transition costs	—	—	2,041	—	2,041
Income tax effect of Non-GAAP adjustments	(934)	(536)	(2,551)	(1,470)	(3,728)

Non-GAAP Net income	$4,205	$4,127	$1,359	$8,332	$7,070

Earnings (loss) per share - diluted:
GAAP Net income (loss)	$0.06	$0.06	$(0.08)	$0.12	$(0.01)
Non-GAAP Net income	$0.10	$0.10	$0.03	$0.19	$0.16
Weighted average shares outstanding - diluted	42,762	43,294	43,972	42,989	43,862

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Symmetricom Reports Second Quarter 2012 Financial Results

January 25, 2012

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

		Three months ended			Six months ended
		January 1, 2012	October 2, 2011	December 26, 2010	January 1, 2012	December 26, 2010
GAAP Revenue		$58,294	$56,378	$41,844	$114,672	$96,223
Reconciliation from GAAP to Non-GAAP Gross Profit:
GAAP Gross profit	(A)	$25,210	$25,945	$14,445	$51,155	$38,184
GAAP Gross margin		43.2%	46.0%	34.5%	44.6%	39.7%
Non-GAAP adjustments:
Equity-based compensation expense		215	119	230	334	253
Amortization of intangible assets		185	186	267	371	554
Restructuring charges		674	417	3,910	1,091	7,657
Manufacturing transition costs				2,041		2,041

Non-GAAP Gross profit	(B)	$26,284	$26,667	$20,893	$52,951	$48,689

Non-GAAP Gross margin		45.1%	47.3%	49.9%	46.2%	50.6%
Reconciliation from GAAP to Non-GAAP Operating Expense:
GAAP Operating expenses	(C)	$21,567	$21,856	$20,433	$43,423	$39,019
Operating expense % to revenue		37.0%	38.8%	48.8%	37.9%	40.6%
Non-GAAP adjustments:
Equity-based compensation expense		(1,465)	(1,044)	(888)	(2,509)	(1,317)
Amortization of intangible assets		(52)	(52)	(61)	(104)	(123)
Restructuring charges		(103)	(96)	(38)	(199)	843

Non-GAAP operating expenses	(D)	$19,947	$20,664	$19,446	$40,611	$38,422

Non-GAAP operating expenses % to revenue		34.2%	36.7%	46.5%	35.4%	39.9%
Reconciliation from GAAP to Non-GAAP Operating Income (loss):
GAAP Operating income (loss)	(A) - (C)	$3,643	$4,089	$(5,988)	$7,732	$(835)

Operating income % to revenue		6.2%	7.3%	-14.3%	6.7%	-0.9%
Non-GAAP Operating income	(B) - (D)	$6,337	$6,003	$1,447	$12,340	$10,267

Operating income % to revenue		10.9%	10.6%	3.5%	10.8%	10.7%

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Symmetricom Reports Second Quarter 2012 Financial Results

January 25, 2012

SYMMETRICOM, INC.

RECONCILIATION OF FORWARD-LOOKING GUIDANCE FOR GAAP REVENUE AND EPS

TO NON-GAAP GUIDANCE FOR REVENUE AND EPS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ending April 1, 2012
	Revenue		Earnings Per Share
	From	To	From	To
GAAP Guidance	$56,000	$62,000	$0.04	$0.10
Estimated Non-GAAP Adjustments
Equity-based compensation expense			0.04	0.03
Income tax effect of non-GAAP adjustments			(0.01)	(0.01)

Total Non-GAAP Adjustments			0.03	0.02

Non-GAAP Guidance	$56,000	$62,000	$0.07	$0.12

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